Execution Version
EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 23, 2022, by and among DAIRYLAND USA CORPORATION, a New York corporation (“Dairyland”), CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company (together with Dairyland, the “Borrowers”), THE CHEFS’ WAREHOUSE, INC., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC (“Jefferies”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent and Collateral Agent, the “Agents”).
W I T N E S S E T H:
WHEREAS, the Borrowers, Holdings, the other Loan Parties party thereto, certain Lenders party thereto and the Agents, among others, are parties to that certain Credit Agreement, dated as of June 22, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, pursuant to the Existing Credit Agreement, the Lenders (as defined in the Existing Credit Agreement) have extended credit in the form of Term Loans (as defined in the Existing Credit Agreement) (the “Existing Term Loans”) to the Borrowers pursuant to the terms and subject to the conditions set forth in the Existing Credit Agreement;
WHEREAS, pursuant to and in accordance with Section 9.02 of the Existing Credit Agreement, the Borrowers have requested that the Lenders amend, and the Lenders (including the Replacement Lenders and the Subsequent Lenders (each as defined below)) party hereto (including pursuant to a Consent (as defined below)) have agreed to so amend, the Existing Credit Agreement in the manner set forth in Section 2 hereof to, among other things, (i) create a new tranche of term loans (such tranche, the “2022 Term Loans”) by (A) converting all or a portion of the Existing Term Loans (such conversion, the “2022 Conversion”) into new term loans (such new term loans, the “2022 Converted Term Loans”; each lender providing a 2022 Converted Term Loan, a “2022 Converted Term Lender”), either by (x) directly converting all or a portion of the Existing Term Loans into 2022 Converted Term Loans by means of a cashless roll (the “Cashless Roll”) or (y) assigning all or a portion of the Existing Term Loans to the Replacement Lenders (Non-Consenting) (as defined below) (the “Non-Consenting Lender Replacement”) and the Replacement Lenders (Consenting/Exiting) (as defined below) (the “Consenting Lender Assignment”), in each instance in accordance with Section 8 below, and then directly converting such Existing Term Loans assigned pursuant to the Non-Consenting Lender Replacement or the Consenting Lender Assignment into 2022 Converted Term Loans, and (B) establishing new term loans (such new term loans, the “2022 New Term Loans”; each lender providing a 2022 New Term Loan, a “2022 New Term Lender” and, together with each 2022 Converted Term Lender, a “2022 Term Lender”) funded by the 2022 New Term Lenders on the Eighth Amendment Date (as defined below) after giving effect to the 2022 Conversion, and (ii) amend certain other provisions of the Existing Credit Agreement;
WHEREAS, each Lender that executes and delivers a consent (each such Lender in such capacity, a “Consenting Lender”) in substantially the same form attached as Annex A hereto (or such other form as the Administrative Agent may approve) (a “Required Lender Consent”) will, by the fact of such execution and delivery, be deemed to have consented to the terms, conditions, and provisions of this Amendment and the Amended Credit Agreement (as defined below) and to have (i) if such Consenting Lender elects to participate in the Cashless Roll (each such Consenting Lender participating in the Cashless Roll, a “Rolling Lender”), (A) extended a 2022 Converted Term Loan in an aggregate principal amount equal to all (or, at the election of Jefferies Finance LLC, in its capacity as Arranger, in its sole discretion, a portion) of its Existing Term Loans and (B) at the election of Jefferies Finance LLC, in its capacity as Arranger, in its sole discretion, assigned a portion of its Existing Term Loans to the Replacement Lenders (Consenting/Exiting), or (ii) if such Consenting Lender elects to participate in the Consenting Lender Assignment (each such Consenting Lender participating in the Consenting Lender Assignment, a “Consenting/Exiting Lender”), assigned its Existing Term Loans to the Replacement Lenders (Consenting/Exiting) (it being understood that the Consenting/Exiting Lenders shall not constitute 2022 Converted Term Lenders), in each instance as further specified on the applicable Required Lender Consent;
WHEREAS, each Replacement Lender (as defined below) that executes and delivers a consent in substantially the same form attached as Annex B hereto (or such other form as the Administrative Agent may approve) (a “Replacement Lender Consent”) will, by the fact of such execution and delivery, be deemed to have consented to the terms, conditions, and provisions of this Amendment and the Amended Credit Agreement and to have extended a 2022 Converted Term Loan in an amount equal to the aggregate principal amount of the Existing Term Loans assumed by such Replacement Lender as set forth on its Replacement Lender Consent;
WHEREAS, each Person that executes and delivers a consent (each such Person in such capacity, a “Subsequent Lender”) in substantially the same form attached as Annex C hereto (or such other form as the Administrative Agent may approve) (a “Subsequent Lender Consent” and, together with the Required Lender Consent and the Replacement Lender Consent, each a “Consent” and, collectively, the “Consents”) will, by the fact of such execution and delivery, be deemed to have consented to the terms, conditions, and provisions of this Amendment and the Amended Credit Agreement and to have extended a 2022 New Term Loan in the amount set forth on its Subsequent Lender Consent; and
WHEREAS, (x) the Consenting Lenders collectively constitute the “Required Lenders” under the Existing Credit Agreement, (y) the Consenting Lenders and the Replacement Lenders collectively constitute all of the Lenders party to the Existing Credit Agreement (after giving effect to the Non-Consenting Lender Replacement), and (z) the Consenting Lenders, the Replacement Lenders (after giving effect to the Non-Consenting Lender Replacement) and the Subsequent Lenders collectively will constitute all of the Lenders party to the Amended Credit Agreement immediately after giving effect to this Amendment, and each of the Consenting Lenders, Replacement Lenders and Subsequent Lenders consents to the Loan Parties entering into, and authorizes, instructs and directs the Administrative Agent and Collateral Agent to enter into, this Amendment, to, among other things, (i) establish the 2022 Term Loans on the Eighth Amendment Date and (ii) amend certain other provisions of the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”).
2.Amendments. Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 7 below:
(a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages attached hereto as Annex E; and
(b) the Schedules to the Existing Credit Agreement are hereby amended and restated in the form attached hereto as Annex F.
1.Establishment of 2022 Term Loans.
(c) Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 7 below, there is hereby established under the Amended Credit Agreement a new tranche of 2022 Term Loans consisting of (i) the Existing Term Loans converted into 2022 Converted Term Loans pursuant to the 2022 Conversion and (ii) the 2022 New Term Loans funded on the Eighth Amendment Date, with all such 2022 Term Loans having the terms set forth in this Amendment and the Amended Credit Agreement, and all references in the Amended Credit Agreement to Term Loans shall include, without limitation, the 2022 Term Loans (including the 2022 Converted Term Loans and the 2022 New Term Loans). Following the 2022 Conversion and the funding of the 2022 New Term Loans, all Existing Term Loans will be replaced by the 2022 Converted Term Loans or the 2022 New Term Loans, as applicable. The 2022 Term Loans shall be denominated in Dollars.
(d) Each 2022 Converted Term Lender (including each Replacement Lender) that executes and delivers to the Administrative Agent a Required Lender Consent or a Replacement Lender Consent, as applicable, on or prior to 5:00 p.m. (New York City time) on August 16, 2022 (the “Consent Deadline”) hereby irrevocably agrees to convert on the Eighth Amendment Date the aggregate principal amount of its Existing Term Loans set forth in the Administrative Agent’s Register as of the Consent Deadline (or, in the case of a Replacement Lender, the aggregate principal amount of Existing Term Loans purchased by such Replacement Lender pursuant to Section 8 below) into an equal principal amount of 2022 Converted Term Loans to effectuate the 2022 Conversion. On the Eighth Amendment Date, each 2022 Converted Term Lender (including each Replacement Lender), by execution and delivery of a Required Lender Consent or a Replacement Lender Consent, as applicable, on or prior to the Consent Deadline, hereby agrees that the aggregate principal amount of its Existing Term Loans set forth in the Administrative Agent’s Register as of the Consent Deadline (or, in the case of a Replacement Lender, the aggregate principal amount of Existing Term Loans purchased by such Replacement Lender pursuant to Section 8 below) shall automatically (and without any further action on the part of any Person party to this Amendment or the Existing Credit Agreement) be converted into and reclassified to become an equal principal amount of 2022 Converted Term Loans. After giving effect to the 2022 Conversion, the aggregate principal amount of all such 2022 Converted Term Loans held by the 2022 Converted Term Lenders (including the Replacement Lenders) shall equal the aggregate principal amount of Existing Term Loans held by such 2022 Converted Term Lenders (including the Replacement Lenders) as set forth in the Administrative Agent’s Register as of the Consent Deadline (or, in the case of a Replacement Lender, the aggregate principal amount of Existing Term Loans purchased by such Replacement Lender pursuant to Section 8 below) immediately prior to the 2022 Conversion. For the avoidance of doubt, the 2022 Conversion shall be effected immediately prior to the funding of the 2022 New Term Loans. On the Eighth Amendment Date, immediately after giving effect to this Amendment and the 2022 Conversion but immediately prior to the funding of the 2022 New Term Loans, the Consenting/Exiting Lender Replacement (as defined below) and the Non-Consenting Lender Replacement, the aggregate principal amount of 2022 Converted Term Loans and the aggregate principal amount of Existing Term Loans that are not 2022 Converted Term Loans shall be as set forth on Schedule 1 hereto.
(e) On the Eighth Amendment Date, each Consenting/Exiting Lender, by execution and delivery of a Required Lender Consent on or prior to the Consent Deadline, hereby agrees that the aggregate principal amount of its Existing Term Loans set forth in the Administrative Agent’s Register as of the Consent Deadline shall automatically (and without any further action on the part of any Person party to this Amendment or the Existing Credit Agreement) be assigned to the Replacement Lenders (Consenting/Exiting) in accordance with Section 8 below.
(f) On the Eighth Amendment Date, each 2022 New Term Lender, by execution and delivery of a Subsequent Lender Consent on or prior to the Consent Deadline, hereby agrees to fund a 2022 New Term Loan in the original principal amount specified on such 2022 New Term Lender’s Subsequent Lender Consent. On the Eighth Amendment Date, immediately after giving effect to this Amendment, the 2022 Conversion, and the funding of the 2022 New Term Loans, the aggregate principal amount of 2022 Converted Term Loans and the aggregate principal amount of 2022 New Term Loans shall be as set forth on Schedule 2 hereto.
(g) On the Eighth Amendment Date, all accrued and unpaid interest owing by the Borrowers under the Existing Credit Agreement with respect to the outstanding Existing Term Loans that has accrued through but excluding the Eighth Amendment Date shall be paid in full in cash immediately prior to the 2022 Conversion.
(h) From and after the Eighth Amendment Date, interest shall accrue on the 2022 Term Loans at the interest rates provided for in the Amended Credit Agreement.

(i) Notwithstanding anything to the contrary in this Amendment or the Existing Credit Agreement, each Lender party hereto (including pursuant to a Consent) hereby irrevocably waives its right to compensation for any break funding payment owing under Section 2.16 of the Existing Credit Agreement attributable to the 2022 Conversion, and each Lender party hereto (including pursuant to a Consent) hereby agrees that neither the Borrowers nor any other Loan Party shall be liable to pay to the Administrative Agent or any Lender (other than the Non-Consenting Lenders pursuant to Section 8(a) below) any break funding payments required under Section 2.16 of the Existing Credit Agreement attributable to the 2022 Conversion.
2.Fees. On the Eighth Amendment Date, the Borrowers shall pay to the Administrative Agent, for the benefit of (i) each Rolling Lender who has delivered its Required Lender Consent to the Administrative Agent on or prior to the Consent Deadline, a consent fee equal to 3% of the aggregate principal amount of such Consenting Lender’s 2022 Converted Term Loans after giving effect to the 2022 Conversion, (ii) each Replacement Lender who has delivered its Replacement Lender Consent to the Administrative Agent on or prior to the Consent Deadline, a consent fee equal to 3% of the aggregate principal amount of the 2022 Converted Term Loans purchased by such Replacement Lender pursuant to Section 8 below, and (iii) each Subsequent Lender who has delivered its Subsequent Lender Consent to the Administrative Agent on or prior to the Consent Deadline, an upfront fee equal to 3% of such Subsequent Lender’s 2022 New Term Loans funded pursuant to this Amendment, in each case, which fees shall be non-refundable and fully earned and payable on the Eighth Amendment Date; provided that, the Administrative Agent shall pay over the applicable amounts to each Rolling Lender, Replacement Lender or Subsequent Lender, as applicable, without any withholding or deduction for or on account of taxes, except as required by applicable Law, and if any such withholding or deduction is required to be made, the Borrowers shall provide a gross up in respect of such withholding or deduction to the extent required by Section 2.17 of the Existing Credit Agreement.
3.Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each Loan Party represents and warrants to the other parties hereto that the following statements are true and correct:
(j) each of the representations and warranties contained in the Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Eighth Amendment Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date;
(k) the transactions contemplated by this Amendment are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders;
(l) this Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(m) the transactions contemplated by this Amendment (i) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Restricted Subsidiaries (as defined in the Amended Credit Agreement), (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries or the assets of any Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents, or subject to the Intercreditor Agreement, the ABL Loan Documents, except, in each case referred to in the foregoing clauses (ii), (iii) and (iv), where such violation or Lien would not reasonably be expected to result in a Material Adverse Effect (as defined in the Amended Credit Agreement);
(n) as of the date hereof and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing; and
(o) as of the Eighth Amendment Date, the information included in the Beneficial Ownership Certification previously delivered by each Borrower to the Administrative Agent is true and correct in all respects.
1.Additional Agreements.
(p) Each Person that executes and delivers a signature page to this Amendment (including by way of an executed Consent) in the capacity of a Consenting Lender, a Replacement Lender or a Subsequent Lender irrevocably consents to the terms of this Amendment and the Amended Credit Agreement.
(q) The Loan Parties will, (x) not later than sixty (60) days after the Eighth Amendment Date (or such longer period as the Collateral Agent shall agree to in its reasonable discretion, which such extension may be granted via electronic communication), deliver to the Collateral Agent Mortgages (or amendments to, or amendments and restatements of, Mortgages in respect of existing Mortgages in favor of the Collateral Agent) and Mortgage Instruments with respect to the real property constituting Collateral and (y) not later than the applicable dates set forth in the “Post-Closing Matters” section of the list of closing documents attached hereto as Annex D (or such longer periods as the Collateral Agent shall agree to in its reasonable discretion, which such extensions may be granted via electronic communication), deliver to the Collateral Agent the items set forth in the “Post-Closing Matters” section of the list of closing documents attached hereto as Annex D, in each case, in form and substance reasonably satisfactory to the Collateral Agent.
4.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver by the Administrative Agent, the Consenting Lenders, the Replacement Lenders and the 2022 New Term Lenders) of the following conditions (the date on which all such conditions are so satisfied (or waived) is referred to herein as the “Eighth Amendment Date”):
(r) the Administrative Agent shall have received a certificate, dated the Eighth Amendment Date, executed by the President, a Vice President or a Financial Officer of the Borrower Representative, certifying that, as of the Eighth Amendment Date, (i) the representations and warranties contained in this Amendment and the other Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date; (ii) as of the Eighth Amendment Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iii) this Amendment is effected in accordance with the terms of the Existing Credit Agreement, the ABL Loan Documents and the Intercreditor Agreement;
(s) Holdings and the Borrowers shall have paid to the Administrative Agent all accrued fees and all reasonable and documented costs and expenses due and payable under this Amendment (including under Sections 4 and 12 hereof) and, without duplication of any of the foregoing, under the Amended and Restated Engagement Letter, dated August 18, 2022, among Holdings and the Arrangers (as defined in the Amended Credit Agreement), in each case to the extent invoiced at least one Business Day prior to the Eighth Amendment Date (or such later date as the Borrower Representative may agree);

(t) the Borrowers shall have paid all accrued and unpaid interest on the Existing Term Loans pursuant to Section 3(e) hereof;
(u) the Administrative Agent shall have received (w) Required Lender Consents (which shall serve as counterparts to this Amendment) duly executed by the Consenting Lenders (without giving effect to the Non-Consenting Lender Replacement (as defined below)), (x) Replacement Lender Consents (which shall serve as counterparts to this Amendment) duly executed by the Replacement Lenders, (y) Subsequent Lender Consents (which shall serve as counterparts to this Amendment) duly executed by the Subsequent Lenders, and (z) counterparts of this Amendment duly executed by Holdings, the Borrowers, each other Loan Party, and the Administrative Agent;
(v) the Administrative Agent and each 2022 Term Lender shall have received, at least two Business Days prior to the Eighth Amendment Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering laws, including, without limitation, the Act and the Beneficial Ownership Regulation, to the extent requested at least four Business Days prior to the Eighth Amendment Date;
(w) the Administrative Agent shall have received a certificate (in form reasonably satisfactory to the Administrative Agent) with respect to each Loan Party signed by the secretary or other Authorized Officer of such Loan Party and attaching and certifying to the accuracy of (i) the articles or certificate of organization or formation (or any comparable charter documents) of such Loan Party, (ii) the bylaws, operating agreements or other governing documents of such Loan Party, (iii) resolutions or consents of the governing bodies of such Loan Party, (iv) incumbencies evidencing the identity, authority and capacity of each Authorized Officer of such Loan Party authorized to act in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party upon the Eighth Amendment Date and (v) a certificate of good standing (or comparable certificate) with respect to such Loan Party issued by the secretary of state (or comparable government authority) of the jurisdiction of organization of such Loan Party;
(x) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Eighth Amendment Date) of Shearman & Sterling LLP and other applicable local counsel for the Loan Parties in form and substance reasonably acceptable to the Administrative Agent (and the Borrowers hereby request such counsel to deliver such opinion);
(y) the Administrative Agent shall have received written copies of all consents (if any) (in form and substance reasonably satisfactory to the Administrative Agent) from the Original ABL Agent required for the Loan Parties to enter into this Amendment and the transactions contemplated hereby; and
(z) the Administrative Agent shall have received such documents and certificates relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to such Loan Parties, the Loan Documents or the Transactions, together with such other legal opinions, certificates, documents, instruments and agreements in connection with the Transactions, all as specified in the list of closing documents attached hereto as Annex D (other than the items set forth in the “Post-Closing Matters” section of the list of closing documents attached hereto as Annex D) and all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
2.Replacement Lenders. (a) If any Lender under the Existing Credit Agreement has failed to execute and deliver a Required Lender Consent on or prior to the Consent Deadline (each such non-consenting Lender, a “Non-Consenting Lender”), and Lenders constituting the Required Lenders under the Existing Credit Agreement have so consented and the Administrative Agent has received Replacement Lender Consents from the Replacement Lenders (as defined below) such that the Consenting Lenders and the Replacement Lenders collectively constitute all of the Lenders party to the Existing Credit Agreement (after giving effect to the Non-Consenting Lender Replacement), then the Borrowers shall exercise their rights, effective as of the Eighth Amendment Date, to replace each such Non-Consenting Lender in accordance with Section 9.02(e) of the Existing Credit Agreement, and each such Non-Consenting Lender, upon receipt of an amount equal to the sum of (i) the principal amount of the outstanding Existing Term Loans of such Non-Consenting Lender immediately prior to the effectiveness of this Amendment (but, for the avoidance of doubt, without any prepayment premium thereon), (ii) all interest, fees and other amounts accrued but unpaid to such Non-Consenting Lender by the Borrowers under the Existing Credit Agreement to but excluding the Eighth Amendment Date, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17 of the Existing Credit Agreement, and (iii) an amount, if any, equal to the payment which would have been due to such Non-Consenting Lender on the Eighth Amendment Date under Section 2.16 of the Existing Credit Agreement had the Loans of such Non-Consenting Lender been prepaid in full on the Eighth Amendment Date rather than sold to the applicable Replacement Lender (Non-Consenting), shall be deemed to have assigned all of its rights and obligations under the Existing Credit Agreement to one or more assignee Lenders (each of whom shall have consented to this Amendment by delivering a Replacement Lender Consent to the Administrative Agent on or prior to the Consent Deadline (each such assignee Lender, to the extent of such assigned interest, a “Replacement Lender (Non-Consenting)”)). Each Lender party hereto or to a Consent hereby waives any requirement of the Borrowers to deliver any notice to the Administrative Agent and/or any Lender in connection with any assignment contemplated herein pursuant to Section 9.02(e) of the Existing Credit Agreement.
(aa) Subject to Section 3(g) above, each Consenting/Exiting Lender, upon receipt of an amount equal to the sum of (i) the principal amount of the outstanding Existing Term Loans of such Consenting/Exiting Lender immediately prior to the effectiveness of this Amendment (but, for the avoidance of doubt, without any prepayment premium thereon) and (ii) all interest, fees and other amounts accrued but unpaid to such Consenting/Exiting Lender by the Borrowers under the Existing Credit Agreement to but excluding the Eighth Amendment Date, including without limitation payments due to such Consenting/Exiting Lender under Sections 2.15 and 2.17 of the Existing Credit Agreement, shall be deemed to have assigned (such assignment, the “Consenting/Exiting Lender Replacement”) all of its rights and obligations under the Existing Credit Agreement to one or more assignee Lenders (each of whom shall have consented to this Amendment by delivering a Replacement Lender Consent to the Administrative Agent on or prior to the Consent Deadline (each such assignee Lender, to the extent of such assigned interest, a “Replacement Lender (Consenting/Exiting)” and, together with the Replacement Lenders (Non-Consenting), collectively, the “Replacement Lenders”)). Each Lender party hereto or to a Consent hereby waives any requirement of the Borrowers to deliver any notice to the Administrative Agent and/or any Lender in connection with any assignment contemplated herein.
(ab) Subject to Section 3(g) above, each Rolling Lender, upon receipt of an amount equal to the sum of (i) the principal amount of outstanding Existing Term Loans of such Rolling Lender, as identified by Jefferies Finance LLC, in its capacity as Arranger, in its sole discretion, on or prior to the Eighth Amendment Date, that are assigned to the Replacement Lenders (Consenting/Exiting) (but, for the avoidance of doubt, without any prepayment premium thereon) and (ii) all interest, fees and other amounts accrued but unpaid to such Rolling Lender in respect of such Existing Term Loans by the Borrowers under the Existing Credit Agreement to but excluding the Eighth Amendment Date, including without limitation payments due to such Rolling Lender under Sections 2.15 and 2.17 of the Existing Credit Agreement, shall be deemed to have assigned all of its rights and obligations under the Existing Credit Agreement in respect of such Existing Term Loans to one or more Replacement Lenders (Consenting/Exiting). Each Lender party hereto or to a Consent hereby waives any requirement of the Borrowers to deliver any notice to the Administrative Agent and/or any Lender in connection with any assignment contemplated herein.
5.GOVERNING LAW AND WAIVER OF JURY TRIAL.
(ac) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law).
(ad) To the fullest extent permitted by applicable law, each Loan Party hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Amendment and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to your address set forth above. Each Loan Party hereby waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Agents or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Loan Party or its properties in the courts of any jurisdiction.
(ae) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(af) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
(ag) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
1.Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Eighth Amendment Date. Except as provided in Section 7, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

2.Reference to and Limited Effect on the Existing Credit Agreement and the Other Loan Documents.
(ah) On and after the Eighth Amendment Date, (x) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and (y) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
(ai) Except as specifically amended by this Amendment, the Existing Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(aj) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agents or Lenders under, the Amended Credit Agreement or any of the other Loan Documents.
(ak) Each Loan Party hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements (including its Guarantees) under the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements (including its Guarantees) constitute valid and existing Obligations under the Amended Credit Agreement, in each case, to the extent such Loan Party is a party thereto. In addition, each Loan Party hereby ratifies, confirms and reaffirms (i) the liens and security interests granted by it and as created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” (as such term is defined in the Amended Credit Agreement) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Existing Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with the Agents or any Lender at variance with the Existing Credit Agreement such as to require further notice by any Agent or any Lender to require strict compliance with the terms of the Amended Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among the Loan Parties, the Consenting Lenders, the Replacement Lenders and the Subsequent Lenders contemplated by this Amendment. No Loan Party has any knowledge of any challenge to the Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. The Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations, or otherwise with respect to the Existing Credit Agreement or any other Loan Document, or to constitute a mutual departure from the strict terms, provisions and conditions of the Existing Credit Agreement or any other Loan Document other than with respect to the amendments set forth in Section 2 hereof, or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
(al) Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Amendment.
(am) Each Loan Party that is not a Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Amended Credit Agreement.

(an) The parties hereto acknowledge and agree that, for all purposes under the Amended Credit Agreement and the other Loan Documents, this Amendment constitutes a “Loan Document” under and as defined in the Amended Credit Agreement.
6.Expenses. The Borrowers and Holdings agree, jointly and severally, to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all reasonable, documented and invoiced attorney costs.
7.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
8.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
9.Conflicts. In the event of any conflict between the terms of this Amendment and the terms of the Amended Credit Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

CHEFS’ WAREHOUSE PARENT, LLC,
as a Borrower

By:     /s/ Alexandros Aldous
    Name: Alexandros Aldous
    Title: General Counsel, Corporate Secretary and
    Chief Government Relations Officer

DAIRYLAND USA CORPORATION,
as a Borrower

By:     /s/ Alexandros Aldous
    Name: Alexandros Aldous
    Title: General Counsel, Corporate Secretary and
    Chief Government Relations Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

THE CHEFS’ WAREHOUSE, INC.
THE CHEFS’ WAREHOUSE MID ATLANTIC, LLC
BEL CANTO FOODS, LLC
THE CHEFS’ WAREHOUSE WEST COAST, LLC
THE CHEFS’ WAREHOUSE OF FLORIDA, LLC
MICHAEL’S FINER MEATS, LLC
MICHAEL’S FINER MEATS HOLDINGS, LLC
THE CHEFS’ WAREHOUSE MIDWEST, LLC
THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.
QZ ACQUISITION (USA), INC.
QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.
QZINA SPECIALTY FOODS, INC., a Florida corporation
QZINA SPECIALTY FOODS, INC., a Washington corporation
QZINA SPECIALTY FOODS (AMBASSADOR), INC.
CW LV REAL ESTATE LLC
ALLEN BROTHERS 1893, LLC
DAIRYLAND HP LLC
THE GREAT STEAKHOUSE STEAKS, LLC
DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC
DEL MONTE CAPITOL MEAT COMPANY, LLC
FELLS POINT HOLDINGS, LLC
FELLS POINT, LLC
CHEFS’ WAREHOUSE TRANSPORTATION, LLC
CAMBRIDGE, LLC
CAMBRIDGE PROTEIN HOLDINGS, LLC
DAIRYLAND PRODUCE, LLC
DAIRYLAND PRODUCE HOLDINGS, LLC
CHEFS’ WAREHOUSE MIDDLE EAST HOLDINGS, LLC
CHEFS’ WAREHOUSE MIDDLE EAST, LLC

By:     /s/ Alexandros Aldous
    Name: Alexandros Aldous
    Title: General Counsel, Corporate Secretary and
    Chief Government Relations Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

JEFFERIES FINANCE LLC,
as Administrative Agent and Collateral Agent

By:     /s/ John Koehler
    Name: John Koehler
    Title: Managing Director

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE 1*

Term Loans	Aggregate Principal Amount (prior to giving effect to the 2022 New Term Loans)
2022 Converted Term Loans	$68,009,640.03
Existing Term Loans (other than 2022 Converted Term Loans)	$99,381,129.02
Total	$167,390,769.05

* As of the Eighth Amendment Date, immediately after giving effect to the Amendment and the 2022 Conversion but immediately prior to the funding of the 2022 New Term Loans, the Consenting/Exiting Lender Replacement and the Non-Consenting Lender Replacement.

SCHEDULE 2*

Term Loans	Aggregate Principal Amount (after giving effect to the 2022 New Term Loans)
2022 Converted Term Loans	$167,390,769.05
2022 New Term Loans	$132,609,230.95
Total	$300,000,000

* As of the Eighth Amendment Date, immediately after giving effect to the Amendment, the 2022 Conversion, and the funding of the 2022 New Term Loans.

ANNEX A

[FORM OF] REQUIRED LENDER CONSENT

Reference is made to the Eighth Amendment (the “Amendment”) to that certain Credit Agreement, dated as of June 22, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date of the Amendment, the “Credit Agreement”), by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), Chefs’ Warehouse Parent, LLC, a Delaware limited liability company (together with Dairyland, the “Borrowers”), The Chefs’ Warehouse, Inc., a Delaware corporation (“Holdings”), the other Loan Parties party thereto, the lenders party thereto, and Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent and Collateral Agent, the “Agents”); capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Amendment or in the Amended Credit Agreement referred to in the Amendment, as applicable.
By signing below, the undersigned Consenting Lender hereby consents to the Amendment (and consents to this consent being appended thereto as its signature page thereto) and the Amended Credit Agreement and irrevocably agrees to, in accordance with the terms, conditions, and provisions of the Amendment and the Amended Credit Agreement:
☐ PARTICIPATE IN THE CASHLESS ROLL by converting the aggregate principal amount of all of its Existing Term Loans set forth in the Administrative Agent’s Register as of the Consent Deadline into a 2022 Converted Term Loan, which shall constitute a 2022 Term Loan under the Amended Credit Agreement; provided, that the undersigned Consenting Lender further acknowledges and agrees that Jefferies Finance LLC may, in its capacity as Arranger, in its sole discretion, elect to convert less than 100% of the aggregate principal amount of such Consenting Lender’s Existing Term Loans into 2022 Converted Term Loans by means of a cashless roll, in which case the difference between the aggregate principal amount of such Consenting Lender’s Existing Term Loans (immediately prior to giving effect to the 2022 Conversion) and the allocated principal amount of 2022 Term Loans that will be allocated to the undersigned Consenting Lender by Jefferies Finance LLC, in its capacity as Arranger, in its sole discretion, will be assigned to a Replacement Lender on the Eighth Amendment Date.
☐ PARTICIPATE IN THE CONSENTING LENDER ASSIGNMENT by assigning the aggregate principal amount of all of its Existing Term Loans set forth in the Administrative Agent’s Register as of the Consent Deadline to a Replacement Lender (Consenting/Exiting); provided, that the undersigned Consenting Lender further acknowledges and agrees that Jefferies Finance LLC may, in its capacity as Arranger, in its sole discretion, elect to allocate to such Consenting Lender 2022 Term Loans in an aggregate amount less than 100% of the aggregate principal amount of such Consenting Lender’s Existing Term Loans.

______________________________,
as a Consenting Lender

By:
    Name:
    Title:

For Consenting Lenders requiring a second signature block:

By:
    Name:
    Title:
[Required Lender Consent to Eighth Amendment to Credit Agreement]

ANNEX B

[FORM OF] REPLACEMENT LENDER CONSENT

Reference is made to the Eighth Amendment (the “Amendment”) to that certain Credit Agreement, dated as of June 22, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date of the Amendment, the “Credit Agreement”), by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), Chefs’ Warehouse Parent, LLC, a Delaware limited liability company (together with Dairyland, the “Borrowers”), The Chefs’ Warehouse, Inc., a Delaware corporation (“Holdings”), the other Loan Parties party thereto, the lenders party thereto, and Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent and Collateral Agent, the “Agents”); capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Amendment or in the Credit Agreement.
By signing below, the undersigned Replacement Lender hereby consents to the Amendment (and consents to this consent being appended thereto as its signature page thereto) and the Amended Credit Agreement and irrevocably agrees to assume all obligations under the Existing Term Loans assigned to it in accordance with the terms, conditions, and provisions of the Amendment and the Credit Agreement, as set forth on the Administrative Agent’s Register, in the aggregate principal amount of $____________________________.

______________________________,
as a Replacement Lender

By:
    Name:
    Title:

For Replacement Lenders requiring a second signature block:

By:
    Name:
    Title:
[Replacement Lender Consent to Eighth Amendment to Credit Agreement]

ANNEX C

[FORM OF] SUBSEQUENT LENDER CONSENT

Reference is made to the Eighth Amendment (the “Amendment”) to that certain Credit Agreement, dated as of June 22, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date of the Amendment, the “Credit Agreement”), by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), Chefs’ Warehouse Parent, LLC, a Delaware limited liability company (together with Dairyland, the “Borrowers”), The Chefs’ Warehouse, Inc., a Delaware corporation (“Holdings”), the other Loan Parties party thereto, the lenders party thereto, and Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent and Collateral Agent, the “Agents”); capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Amendment or in the Credit Agreement.
By signing below, the undersigned Subsequent Lender hereby consents to the Amendment (and consents to this consent being appended thereto as its signature page thereto) and the Amended Credit Agreement and irrevocably agrees to fund a 2022 New Term Loan to the Borrowers on the Eighth Amendment Date in accordance with the terms, conditions, and provisions of the Amendment and the Amended Credit Agreement, in the original principal amount of $__________________________.

______________________________,
as a Subsequent Lender

By:
    Name:
    Title:

For Subsequent Lenders requiring a second signature block:

By:
    Name:
    Title:
[Subsequent Lender Consent to Eighth Amendment to Credit Agreement]

ANNEX E

AMENDED CREDIT AGREEMENT

[see attached]